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                                                                    Exhibit 10.1


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 29, 2000 by and between INTEGRATED DEFENSE TECHNOLOGIES, INC. (the "COMPANY"), a Delaware corporation, J.H. WHITNEY MEZZANINE FUND, L.P. ("WMF"), a Delaware limited partnership, J.H. WHITNEY MARKET VALUE FUND, L.P. ("WMVF"), a Delaware limited partnership, GREENLEAF CAPITAL, L.P. ("GREENLEAF"), a Delaware limited partnership, FIRST UNION INVESTORS, INC. ("FIRST UNION"), a North Carolina corporation, and BNY CAPITAL PARTNERS, L.P., ("BANK OF NEW YORK"), a Delaware limited partnership. This Agreement amends and restates the Amended and Restated Registration Rights Agreement dated as of August 6, 1999 by and between the Company and WMF (the "PRIOR AGREEMENT").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the terms of the Securities Purchase Agreement, dated as of August 6, 1999, by and between the Company, PEI Electronics Inc, a Delaware corporation, SierraTech, Inc., a Delaware corporation, and WMF, WMF purchased a warrant (the "1999 WARRANT") to purchase 5,556 shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company, and entered into the Prior Agreement; and

                  WHEREAS, this Agreement is intended to amend, replace and restate the Prior Agreement; and

                  WHEREAS, pursuant to the terms of the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof, by and between the Company, WMF, WMVF, GreenLeaf, First Union and Bank of New York: (i) WMF will purchase from the Company (a) a Subordinated Promissory Note (the "WMF NOTE") of the Company in the principal amount of $25,000,000 and (b) a warrant (the "WMF WARRANT") to purchase 415 shares of Common Stock of the Company; (ii) WMVF will purchase from the Company (a) a Subordinated Promissory Note (the "WMVF NOTE") of the Company in the principal amount of $4,250,000 and (b) a warrant (the "WMVF WARRANT") to purchase 470 shares of Common Stock of the Company; (iii) GreenLeaf will purchase from the Company (a) a Subordinated Promissory Note (the "GREENLEAF NOTE") of the Company in the principal amount of $2,000,000 and (b) a warrant (the "GREENLEAF WARRANT") to purchase 221 shares of Common Stock of the Company; (iv) First Union will purchase from the Company (a) a Subordinated Promissory Note (the "FIRST UNION NOTE") of the Company in the principal amount of $10,000,000 and (b) a warrant (the "FIRST UNION WARRANT") to purchase 1,106 shares of Common Stock of the Company; and (v) Bank of New York will purchase from the Company (a) a Subordinated Promissory Note (the "BANK OF NEW YORK NOTE" and, together with the WMF Note, the WMVF Note, the GreenLeaf Note and the First Union Note, the "NOTES") of the Company in the principal amount of $10,000,000 and (b) a warrant (the "BANK OF NEW YORK

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WARRANT" and, together with the 1999 Warrant, the WMF Warrant, the WMVF Warrant, the GreenLeaf Warrant and the First Union Warrant, the "WARRANTS") to purchase 1,106 shares of Common Stock of the Company; and

                  WHEREAS, the Company and the other parties hereto desire to provide for the circumstances under which the Company will register securities of the Company on behalf of such other parties.

                  NOW, THEREFORE, as an inducement to the parties hereto to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the Company hereby covenants and agrees with the other parties hereto, and with each subsequent holder of Restricted Securities (as such term is defined herein), as follows:

                  SECTION 1A. TERMINATION OF PRIOR AGREEMENT. Upon execution of this Agreement, the Prior Agreement shall be deemed terminated and of no further force and effect.

                  SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                           "AFFILIATE" shall mean (i) in the case of an entity, any Person who or which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any specified Person or (ii) in the case of an individual, such individual's spouse, children, grandchildren or parents or a trust primarily for the benefit of any of the foregoing. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and under "COMMON CONTROL WITH") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                           "CERTIFICATE OF INCORPORATION" shall mean the Certificate of Incorporation of the Company, as amended, in effect on the date hereof.

                           "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                           "INVESTORS" shall mean each of the parties hereto, other than the Company, and their respective successors and assigns.

                           "NOTES" shall have the meaning ascribed to such term in the third Whereas clause.

                           "REGISTRATION EXPENSES" shall mean the expenses so described in Section 7 hereof.

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                           "RESTRICTED SECURITIES" shall mean the Notes, the
         Warrants and the Restricted Stock, for so long as the instruments or certificates evidencing such securities shall be required to bear the legend set forth in Section 2 hereof.

                           "RESTRICTED STOCK" shall mean the shares of Common Stock underlying the Warrants, the certificates for which are required to bear the legend set forth in Section 2 hereof.

                           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                           "SELLING EXPENSES" shall mean the expenses so described in Section 7 hereof.

                           "THRESHOLD AMOUNT" shall mean that number of Investors holding at least two-thirds (2/3) of the Restricted Stock then held by all Investors.

                           "WARRANTS" shall have the meaning ascribed to such term in the third Whereas clause.


                  SECTION 2. RESTRICTIVE LEGEND. The Notes and each certificate representing the Restricted Securities and, except as otherwise provided in
Section 3 hereof, each certificate issued upon exchange or transfer of any such securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                  SECTION 3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Securities (other than under the circumstances described in Section 4 or 5 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such holder shall be entitled to transfer such securities in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer by a holder of Restricted Securities (x) to an Affiliate of such holder or (y) in the case of a holder that is a partnership, to a partner or employee of such holder or a retired partner or retired employee of such holder who retires after the date hereof, or to the estate of any such partner, retired partner, employee or retired employee, or a transfer by gift, will or intestate succession from any holder of Restricted


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Securities to his or her spouse or members of his or her or his or her spouse's family or a trust for the benefit of any of the foregoing persons, in any such case set forth in clauses (x) and (y), only if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of Restricted Securities hereunder. All Restricted Securities transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

                  SECTION 4. REQUIRED REGISTRATION.

                  (a) At any time following the consummation of an initial public offering by the Company of its securities, WMF, or if at such time as some or all of the Restricted Securities held by WMF have then been transferred, a Threshold Amount of Investors may, by written notice, request on not more than two occasions that the Company register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holders for sale in the manner specified in such notice; PROVIDED, HOWEVER, that the Company shall not be obligated to register Restricted Stock pursuant to such request:
(i) unless at the time of such request, all of the Investors shall hold in the aggregate 5.0% or more of all outstanding shares of Common Stock on a fully diluted basis; (ii) in any particular jurisdiction (other than New York) in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration when it was not then so qualified and had not filed such a consent; (iii) during the period beginning 30 days prior to the filing, and ending on a date 90 days following the effective date, of a registration statement filed by the Company relating to an underwritten offering only of the Company's capital stock; or (iv) if counsel to the Company opines to the requesting Investors that the filing of such a registration statement would require the disclosure of material non-public information about the Company, the disclosure of which could have a material adverse effect on the business or financial condition of the Company, in which event no such registration statement shall be filed until the earlier of the lapse of 90 days from the issuance of the opinion of Company counsel or the issuance of a subsequent opinion that such information is no longer required to be disclosed, is not material or non-public, or its disclosure would not have a material adverse effect on the business or financial condition of the Company; PROVIDED, HOWEVER, that the Company may not exercise its right under this clause
(iv) more than once in any 12-month period. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 360 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to this
Section 4 or Section 5 hereof and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been so requested (and which requests shall total at least twenty-five percent of the shares of Restricted Stock originally purchased by the Investors).

                  (b) Promptly following receipt of any notice under this
Section 4, the Company shall immediately notify any other Investors from whom notice has not been received and shall file


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and use its best efforts to have declared effective a registration statement under the Securities Act for the public sale, in accordance with the method of disposition specified in such notice from requesting holders, of the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders of Restricted Stock within 20 days after the date of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of a majority in interest of the selling holders of Restricted Stock, which approval shall not be unreasonably withheld. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein. With respect to the preceding sentence, if the Company elects to reduce PRO RATA the amount of Restricted Stock proposed to be offered in the underwriting, for purposes of making any such reduction, each holder of Restricted Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person", and any PRO RATA reduction with respect to such "person" shall be based upon the aggregate amount of shares of Restricted Stock owned by all entities and individuals included as such "person", as defined in this sentence (and the aggregate amount so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine). The Company shall be obligated to register Restricted Stock pursuant to requests made by a Threshold Amount of the Investors under this Section 4 on two occasions only; PROVIDED, HOWEVER, that as to such occasion such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (c) The Company shall be entitled to include in any registration statement referred to in this Section 4 for which the method of distribution is an underwritten public offering, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except with respect to registration statements on Form S-3 or Form S-8, or as otherwise provided in this paragraph 4(c), the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

                  SECTION 5. INCIDENTAL REGISTRATION; FORM S-3 REGISTRATION.

                  (a) If the Company at any time (other than pursuant to Section 4 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own


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account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering Restricted Stock for sale to the public), each such time it will give written notice to all holders of Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 20 days after the date of receipt of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 5 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that if any shares are to be included in such underwriting for the account of any person other than the Company, the number of shares to be included by any such person shall be reduced first; and PROVIDED FURTHER, HOWEVER, that the number of any such shares held by any person other than the holders of Restricted Stock hereunder shall be reduced before the number of any such shares held by the holders of Restricted Stock hereunder is reduced. With respect to the first proviso of the preceding sentence, if the Company elects to reduce PRO RATA the amount of Restricted Stock proposed to be offered in the underwriting for the accounts of all persons other than the Company, for purposes of making any such reduction, each holder of Restricted Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person," and any PRO RATA reduction with respect to such "person" shall be based upon the aggregate amount of shares of Restricted Stock owned by all entities and individuals included as such "person", as defined in this sentence (and the aggregate amount so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine). Notwithstanding anything to the contrary contained in this Section 5, in the event that there is an underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock and a selling holder of Restricted Stock does not elect to sell his, her or its Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock not registered pursuant to this Section 5 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled


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to sell its Restricted Stock in connection with such registration commencing on the 120th day after the effective date of such registration statement.

                  (b) If, at a time when Form S-3 is available for such registration, the Company shall receive from any Investor a written request or requests that the Company effect a registration on Form S-3 of any of such holder's Restricted Stock, the Company will promptly give written notice of the proposed registration to all other holders of Restricted Stock and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Restricted Stock as are specified in such request and any written requests of other holders given within 20 days after receipt of such notice. The Company shall not be required to file a registration statement under Form S-3 if it would not be required to file a registration statement under
Section 4 hereof pursuant to Section 4(a)(iv). The Company shall have no obligation to effect a registration under this Section 5(b) unless either (i) all the outstanding shares of Restricted Stock are requested to be sold pursuant to such registration or (ii) the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $1,000,000. Any registration under this Section 5(b) will not be counted as a registration under
Section 4 above.

                  SECTION 6. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 4 or 5 hereof to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph 6(a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request;



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                  (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing;

                  (f) use its best efforts to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating (A) that such registration statement has become effective under the Securities Act, (B) that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (C) that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), and to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and

                  (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  For purposes of paragraphs 6 (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or nine months after the effective date thereof.



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                  In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4 and 5 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

                  SECTION 7. EXPENSES. All expenses incurred by the Company in complying with Sections 4 and 5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 or Section 5 hereof. All Selling Expenses incurred in connection with any sale of Restricted Stock by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree; PROVIDED, HOWEVER, if the Company withdraws any registration statement before it becomes effective with respect to which holders of Restricted Stock shall have exercised incidental registration rights as contemplated by Section 5(a), the Company shall reimburse any such holder for all Selling Expenses incurred in connection with such registration.

                  SECTION 8. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 or 5 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim,


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damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                  In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 or 5 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, and PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this Section 8. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if all of the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

                  SECTION 9. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                  SECTION 10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the other parties hereto as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                  SECTION 11. RULE 144 REPORTING. The Company agrees as follows:

                  (a) The Company shall make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

                  (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under
Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

                  SECTION 12. MISCELLANEOUS.

                  (a) The rights arising under Sections 4 and 5 shall terminate when (i) all of the Investors are no longer "affiliates" as used in Rule 144 and
(ii) the Investors are permitted to sell all Restricted Stock then held by them pursuant to Rule 144(k).

                  (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

                  (c) All notices, requests and other communications to be given or otherwise made to any Stockholder or other party hereto shall be deemed to be sufficient if contained in a written instrument duly transmitted by telecopy or telex or duly sent by overnight courier service or first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the address or listing all parties:

                           (a)      if to the Company:

                                    Integrated Defense Technologies, Inc.
                                    c/o The Veritas Capital Fund, L.P.
                                    660 Madison Avenue
                                    New York, New York 10021
                                    Telecopier No.: (212) 688-0020
                                    Attention: Mr. Robert B. McKeon and
                                               Mr. Thomas J. Campbell
                                    with a copy to:

                                    Winston & Strawn
                                    200 Park Avenue
                                    New York, New York 10166
                                    Telecopier: (212) 294-4700
                                    Attention: Benjamin M. Polk, Esq.

                           (b)      if to WMF:

                                    J. H. Whitney Mezzanine Fund, L.P.
                                    177 Broad Street
                                    Stamford, Connecticut 06901
                                    Telecopier No.: (203) 973-1422
                                    Attention: Mr. Daniel J. O'Brien
                                               Mr. David A. Scherl
                                               Mr. Richard Stevenson

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.: (212) 735-8708
                                    Attention: Andrew M. Arsiotis, Esq.

                           (c)      if to WMVF:

                                    J. H. Whitney Market Value Fund, L.P.
                                    177 Broad Street
                                    Stamford, Connecticut 06901
                                    Telecopier No.: (203) 973-1422
                                    Attention: Mr. Daniel J. O'Brien
                                               Mr. David A. Scherl
                                               Mr. Todd Boehly

                                    with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, New York 10019
                                    Telecopier No.: (212) 757-3990
                                    Attention: Eric Goodison, Esq.

                           (d)      if to GreenLeaf:

                                    GreenLeaf Capital, L.P.177 Broad Street
                                    Stamford, Connecticut 06901
                                    Telecopier No.: (203) 973-1422
                                    Attention: Mr. Daniel J. O'Brien
                                               Mr. David A. Scherl
                                               Mr. Peter Denious

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.: (212) 735-8708
                                    Attention: Andrew M. Arsiotis, Esq.
                                               Jack Levy, Esq.

                           (e)      if to First Union

                                    First Union Investors, Inc.
                                    301 S. College Street, 5th Floor
                                    Charlotte, NC 28288
                                    Telecopier No.: (704) 383-3927
                                    Attention: Matt Rankowitz

                                    with a copy to:

                                    Moore & Van Allen, PLLC
                                    100 N. Tryon St., 47th Floor
                                    Charlotte, NC 28202
                                    Telecopier No.: (704) 378-1950
                                    Attention: John S. Chinuntdet, Esq.

                           (f)      if to Bank of New York:

                                    BNY Capital Partners, L.P.
                                    One Wall Street, 18th Floor
                                    New York, New York 10286
                                    Telecopier No. (212) 635-8111
                                    Attention: Paul J. Echausse
                                    with a copy to:

                                    O'Sullivan Graev & Karabell
                                    30 Rockefeller Plaza, 24th Floor
                                    New York, New York 10112
                                    Telecopier No.: (212) 728-5950
                                    Attention: Stewart A. Kagan, Esq.


or to such other address or addresses as shall have been furnished in writing to the other parties hereto. Each holder of Restricted Securities agrees, at all times, to provide the Company with an address for notices hereunder.

                  All notices hereunder shall be effective on the date of transmission if transmitted by telex or telecopy, on the first day after delivery to an overnight national courier service if sent by such service and on the date of receipt if sent by mail.

                  (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (e) (I) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT THE ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT THE SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12(C) SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

                  (II) THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE COMPANY (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AN INVESTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH INVESTOR WOULD NOT, IN

THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (Y) ACKNOWLEDGES THAT THE INVESTORS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

                  (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing signed by the Company and the Threshold Amount of Investors.

                  (g) Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                       INTEGRATED DEFENSE
                                       TECHNOLOGIES, INC.

                                       By: /s/ Robert B. Mckeon
                                           -------------------------------------
                                           Name:  Robert B. McKeon
                                           Title: Chairman

                                       J.H. WHITNEY MEZZANINE FUND, L.P.

                                       By: Whitney GP, LLC,
                                           Its General Partner

                                       By: /s/ James H. Fordyce
                                           -------------------------------------
                                           Name: James H. Fordyce
                                           A Managing Member

                                       J. H. WHITNEY MARKET VALUE FUND, L.P.

                                       By: Whitney Market Value GP, LLC,
                                           Its General Partner


                                       By:  /s/
                                           -------------------------------------
                                           Name:
                                           A Managing Member

                                       GREENLEAF CAPITAL, L.P.

                                       By: GreenLeaf GP, L.L.C.,
                                           Its General Partner


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Managing Member


     [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT (CONT'D ON NEXT PAGE)]

                                       FIRST UNION INVESTORS, INC.


                                       By: /s/ Matt Rankowitz
                                           -------------------------------------
                                           Name:  Matt Rankowitz
                                           Title: Senior Vice President

                                       BNY CAPITAL PARTNERS, L.P.

                                       By: BNY Capital Management LLC,
                                           its General Partner

                                       By: BNY Mezzanine Capital, L.P., its
                                           sole member

                                       By: BNY Capital SBIC, LLC, its
                                           General Partner

                                       By: /s/ Paul J. Echausee
                                           -------------------------------------
                                           Name:
                                           Title:






                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]